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               AMENDMENT NO. 1 TO POOLING AND SERVICING AGREEMENT

         THIS AMENDMENT NO. 1 TO THE POOLING AND SERVICING AGREEMENT ("Amendment No. 1"), dated as of March 30, 2000 is hereby executed by and among BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. (the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Servicer"), GMAC COMMERICAL MORTGAGE CORPORATION (the "Special Servicer"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (the "Paying Agent"), LASALLE BANK NATIONAL ASSOCIATION (the "Trustee") and ABN AMRO BANK, N.V. (the "Fiscal Agent").

         WHEREAS, the Depositor, the Servicer, the Special Servicer, the Paying Agent, the Trustee and the Fiscal Agent are parties to a Pooling and Servicing Agreement (the "Pooling Agreement") dated as of February 1, 2000 pursuant to which the Depositor issued its Commercial Mortgage Pass-Through Certificates, Series 2000-WF1 (the "Certificates");

         WHEREAS, the parties desire to amend the Pooling Agreement on the terms and conditions hereinafter set forth;

                          W I T N E S S E T H  T H A T:

         In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Special Servicer, the Paying Agent, the Trustee and the Fiscal Agent agree as follows:

         SECTION 1.  Amendments.

                  (a) The definition of "REMIC I Net Mortgage Rate" set forth in
Section 1.1 shall be amended and restated, to read in its entirety as follows:

                  "REMIC I NET MORTGAGE RATE" means, as to any REMIC I Regular Interest, a per annum rate equal to the product of the following:

                  (A) twelve; and

                  (B) the Adjusted Monthly Net Rate for the related Mortgage
Loan.

                  For purposes of this definition the "Adjusted Monthly Net Rate" for a Mortgage Loan is:

                           (i) for Distribution Dates occurring in any months other than January, February or March, (1) for all Mortgage Loans other than Interest Reserve Loans, one twelfth of the Unadjusted Net Rate and
         (2) for Interest Reserve Loans, the Unadjusted Net Rate multiplied by a fraction whose numerator is the actual number of days in the related Interest Accrual Period and whose denominator is 360;

                           (ii) for Distribution Dates occurring in the months of February or March, one twelfth of the Unadjusted Net Rate; and


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                           (iii) for Distribution Dates occurring in the month
         of January (1) if the following February is a month of 28 days, one twelfth of the Unadjusted Net Rate and (2) if the following February is a month of 29 days, for all Mortgage Loans other than Interest Reserve Loans, one twelfth of the Unadjusted Net Rate and for all Interest Reserve Loans, the Unadjusted Net Rate multiplied by 31/360.

         For purposes of this definition, the "Unadjusted Net Rate" for a Mortgage Loan is the Mortgage Rate (exclusive of any increase in the Mortgage Rate of an ARD Loan resulting from its failure to repay on its Anticipated Repayment Date) for such Mortgage Loan as of the Cut-Off Date (and, other than for purposes of calculating the Class X Strip Rate and the Class X Interest Amount, without regard to any modification, waiver or amendment of the terms thereof following the Cut-Off Date) minus the Administrative Cost Rate.

                  (b) The definition of "Class X Interest Amount" set forth in
Section 1.1 shall be amended by deleting the text contained therein reading "Interest Reserve Loans" and substituting therefor "Mortgage Loans."

                  (c) The definition of "Class X-1 Interest Amount" set forth in
Section 1.1 shall be amended and restated, to read in its entirety as follows:

                  "CLASS X-1 INTEREST AMOUNT" means, for each Distribution Date occurring in March of any year other than 2000, the excess of (i) the Interest Reserve Amounts deposited to the Interest Reserve Sub-account on the Distribution Date in the preceding January (if applicable) and February over
(ii) an amount equal to two day's interest (or one day's interest, if the preceding February was a month of 29 days) on the Scheduled Principal Balance of the Interest Reserve Loans as of the Due Date in March (before giving effect to collections of principal applied and Realized Losses incurred with respect to such Mortgage Loan).

                  (d) Section 5.1(d) is hereby amended by adding immediately after the text contained therein reading "in the month in which such Distribution Date occurs" the following parenthetical:

         (before giving effect to collections of principal applied and Realized Losses incurred with respect to such Mortgage Loan)

         SECTION 2. Other Provisions. Capitalized terms used herein but not defined shall have the meanings given to such terms in the Pooling Agreement. As amended hereby, the Pooling Agreement is in all respects ratified and confirmed and the Pooling Agreement, as so amended by this Amendment No. 1, shall be read, taken and construed as one and the same instrument.

         SECTION 3. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 4. Counterparts. This Amendment No. 1 may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the Depositor, the Servicer, the Special Servicer,
the Paying Agent, the Trustee and the Fiscal Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of date first indicated above.


                                         BEAR STEARNS COMMERCIAL MORTGAGE
                                         SECURITIES INC., as Depositor


                                         By: /s/ Michael A. Forastiere
                                         --------------------------------
                                         Name:   Michael A. Forastiere
                                         Title:  Vice-President


                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, as Servicer


                                         By: /s/ Todd S. Jones
                                         --------------------------------
                                         Name:   Todd S. Jones
                                         Title:  Authorized Signatory


                                         GMAC COMMERICAL MORTGAGE
                                         CORPORATION, as Special Servicer


                                         By: /s/ Henry Bieber
                                         --------------------------------
                                         Name:   Henry Bieber
                                         Title:  Senior Vice President


                                         LASALLE BANK NATIONAL ASSOCIATION, as
                                         Trustee


                                         By: /s/ Barbara A. Wolf
                                         --------------------------------
                                         Name:   Barbara A. Wolf
                                         Title:  Vice President





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                                         ABN AMRO BANK N.V., as Fiscal Agent


                                         By: /s/ Barbara A. Wolf
                                         --------------------------------
                                         Name:     Barbara A. Wolf
                                         Title:    Vice President


                                         By: /s/ Cynthia Reis
                                         --------------------------------
                                         Name:     Cynthia Reis
                                         Title:    First Vice President


                                         NORWEST BANK MINNESOTA, NATIONAL
                                         ASSOCIATION, as Paying Agent


                                         By: /s/ Jack A. Aini
                                         --------------------------------
                                         Name:  Jack A. Aini
                                         Title: Vice President